UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 12, 2007

AMERICAN MORTGAGE ACCEPTANCE COMPANY

(Exact Name of Registrant as Specified in Its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

0-23972	13-6972380

(Commission File Number)	(IRS Employer Identification No.)

625 Madison Avenue, New York, NY 10022

(Address of Principal Executive Offices)	(Zip Code)

212-317-5700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

           Daryl J. Carter has resigned as the President of American Mortgage Acceptance Company (the “Registrant”) effective July 12, 2007 in order to focus exclusively on the development of new Centerline Capital Group ventures.  An affiliate of Centerline Capital Group serves as the external manager of the Registrant.

Item 9.01 Financial Statements and Exhibits

(a).           Financial Statements
Not Applicable.

(b).           Pro Forma Financial Information
Not Applicable.

(c).           Exhibits
None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

American Mortgage Acceptance Company
(Registrant)

By:	/s/ Robert L. Levy
Robert L. Levy
Chief Financial Officer

July 12, 2007